Q4 2011 Earnings Press Release Supplement January 19, 2012 Exhibit 99.2

$727
$741
$737
$962
$819
$883
$849
$841
$469
$463
$537
$670
$582
$578
$521
$558
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011

$2.40
$2.37
$2.75
$3.42
$2.96
$3.00
$2.83
$3.06
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011

Full year 2011 diluted EPS up 8% despite market volatility
Operating and Net Income, as adjusted ($ in millions) Diluted Earnings Per Share, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix, notes (a) through (e) in the current earnings release, 2010 Form 10-K or 2011 Form 10-Qs.
Operating Income Net Income
Full Year 2010 Operating Income:
$3,167
Full Year 2011 Operating Income:
$3,392
Full Year 2010:
$10.94
Full Year 2011:
$11.85

39.1%
39.7%
40.0%
40.1%
40.7%
38.4%
37.4%
38.7%
38.2%
36.8%
38.9% 38.8%
2007 2008 2009 2009 Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Full year 2011 operating margin improved
Operating Margin, as adjusted
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (e) in the current earnings release, 2010 Form 10-K or 2011 Form 10-Qs.
Full Year 2011 = 39.7% Full Year 2010 = 39.3%
BGI/BLK
Pro Forma

Global markets no longer aligned: US- Positive; Others- Negative

800
900
1,000
1,100
1,200
1,300
1,400
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2010
MSCI World Index
S&P 500
MSCI Emerging Markets
Q4 11 vs. Q4 10 Average:
MSCI World Index 5%
MSCI Emerging Markets 17%
S&P 500 2%
Q4 11 vs. Q3 11 Average:
MSCI World Index 4%
MSCI Emerging Markets 10%
S&P 500 - flat

Year-over-year Q4 2011 vs. Q4 2010 4

Year-over-year EPS decline explained by market effects
Q4-11 Compared to Q4-10, as adjusted
$3.14
($0.21)
($0.15)
$3.35
($0.30)
$0.20
$0.70
$1.20
$1.70
$2.20
$2.70
$3.20
Q4-10 EPS Operating EPS Non Operating EPS Q4-11 EPS
Total EPS:
$3.06
Total EPS:
$3.42
Non-Operating:
$0.07
Operating
EPS:
Operating
EPS:
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (e) in the current earnings release.
Non-Operating:
($0.08)
Decreasing EPS
($0.36)

Year-over-year operating income benefited from cost controls muting market pressures
($121) million
$0
Q4-11 Compared to Q4-10, as adjusted
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (e) in the current earnings release.
Decreasing Expenses Decreasing Revenue
$841
$962
($266)
$145
$700
$900
Q4-10 Revenue Expenses Q4-11

Year-over-year market stress masked benefits of organic growth in AUM and BRS
Q4-11 Compared to Q4-10
($266) million
Total Revenue
Q4-10
$2.49 billion
Q4-11
$2.23 billion
79%
13%
3%
5%
Base Fees
Performance Fees
BRS and Advisory
Other Revenue
83%
7%
7%
3%
Decreasing Revenue Increasing Revenue
$0
$2,493
$2,227
($179)
$17
($88)
($16)
$2,000
$2,200
$2,400
$2,600
Q4-10 BRS & Advisory Other Revenue Base Fees Performance Fees Q4-11

2%
4%
14%
6%
11%
6%
24%
Active Fixed Income
iShares Fixed Income
Institutional Index Fixed Income
Active Equity
iShares Equity
Institutional Index Equity
Multi-Asset
Alternatives
Cash
3%
5%
15%
9%
12%
6%
23%

Base Fees ($ in millions)

Market effects on year-over-year base fees balanced by organic growth and product mix
Decreasing Base Fees Increasing Base Fees
Q4-11 Compared to Q4-10
Base fees
($88) million
Q4-11
$1.86 billion
Q4-10
$1.95 billion
$1,951
$1,863
$15 $8 $4 $1 $1
($2)
($30)
($38)
($47)
$1,700
$1,800
$1,900
$2,000
Q4-10 iShares
Fixed
Income
Active
Fixed
Income
Multi-Asset Institutional
Index Equity
Institutional
Index Fixed
Income
Alternatives iShares
Equity
Cash Active
Equity
Q4-11
$0
24% 24%
9% 9%
22% 22%
5% 5%

7%
2%
9%
52%
27%
3%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amort. of Intangible Assets
6%
1%
9%
56%
25%
3%

Operating Expenses, as adjusted
($ in millions)

9% year-over-year expense decline across all expense categories
Increasing Expenses Decreasing Expenses
Expenses, as adjusted, by Category
Q4-11 Compared to Q4-10, as adjusted
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (e) in the current earnings release.
$0
($145) million
Q4-11
$1.39 billion
Q4-10
$1.53 billion
$1,386
$1,531
($68)
($46)
($19)
($6)
($5)
($1)
$1,300
$1,400
$1,500
$1,600
Q4-10 Amort.-
Intangible
Assets
Amort.-
Deferred
Commissions
Direct Fund
Expenses
Distribution   Compensation
& Servicing & Benefits
G&A Q4-11

Sequential Quarters Q4 2011 vs. Q3 2011 10

Sequential EPS reflects improved non-operating EPS
$3.14 $3.12
$0.21
$0.02
($0.30)
$0.20
$0.70
$1.20
$1.70
$2.20
$2.70
$3.20
$3.70
Q3-11 EPS Operating EPS Non-Operating EPS Q4-11 EPS
$0.23
Increasing EPS
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (e) in the current earnings release.
Q4-11 Compared to Q3-11, as adjusted
Total EPS:
$3.06
Operating
EPS:
Non-Operating:
($0.29)
Non-Operating:
($0.08)
Total EPS:
$2.83
Operating
EPS:

Sequential operating income stable
Q4-11 Compared to Q3-11, as adjusted
($8) million
$0
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (e) in the current earnings release.
Increasing Expense Increasing Revenue
$849
$841
$2
($10)
$600
$700
$800
$900
Q3-11 Revenue Expenses Q4-11

88%
3%
5%
4%
Base Fees
Performance Fees
BRS and Advisory
Other Revenue
83%
3%
7%
7%

Revenue ($ in millions)

BLACKROCK

Sequential revenue driven by growth in performance fees and BRS offset by market effects
$2 million
Decreasing Revenue
$0
Q4-11 Compared to Q3-11
Increasing Revenue
Total Revenue
Q4-11
$2.23 billion
Q3-11
$2.23 billion
$2,227
$2,225
$32
($86)
$56
$2,000
$2,200
Q3-11 Performance Fees BRS & Advisory Base Fees Q4-11

2%
26%
4%
14%
23%
4%
9%
12%
6%
Active Fixed Income
iShares Fixed Income
Institutional Index Fixed Income
Active Equity
iShares Equity
Institutional Index Equity
Multi-Asset
Alternatives
Cash
3%
5%
15%
23%
9%
12%
6%

Base Fees ($ in millions)

BLACKROCK

Sequential base fee decline reflected organic growth offset by market effects
($86) million
Decreasing Base Fees Increasing Base Fees
Base Fees
$0
Q4-11 Compared to Q3-11
Q3-11
$1.95 billion
Q4-11
$1.86 billion
$1,700
$1,800
$1,900
$2,000
$1,863
$1,949
($46)
($24)
($9)
($6)
($5)
($3)
($1)
$1
$7
Q3-11
iShares
Fixed
Income
Institutional
Index Fixed
Income
Cash
Active
Fixed
Income
Institutional
Index Equity
Multi-Asset Alternatives iShares
Equity
Active
Equity
Q4-11
22% 22%
5% 5%

7%
1%
10%
55%
24%
3%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expenses
General & Administration
Amort. of Intangible Assets

6%
1%
9%
56%
25%
3%

Operating Expenses, as adjusted
($ in millions)

Sequential expenses remained relatively stable
Increasing Expenses Decreasing Expenses
$0
Q3-11
$1.38 billion
Expense, as adjusted, by Category
Q4-11 Compared to Q3-11, as adjusted
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (e) in the current earnings release.
$10 million
Q4-11
$1.39 billion
$1,386
$1,376
($11)
($3)
($2)
$11
$15
$1,300
$1,400
$1,500
Q3-11 G&A Compensation &
Benefits
Amort.-
Deferred
Commissions
Distribution &
Servicing
Direct Fund
Expenses
Q4-11

Non-operating and cash flow 16

Non-Operating Income, as adjusted
($ in millions)

BLACKROCK

For further information and reconciliation between GAAP and as adjusted, see notes (a) through (e) in the current earnings release.
Q4 2011 net investment gains driven by private equity valuations
$14
$0
$3
($1)
$2
($39)
($40)
($30)
($20)
($10)
$0
$10
$20
Private Equity Real Estate Distressed Credit/
Mortgage Funds
Hedge Funds/
Funds of Hedge
Funds
Other Investments Net Interest
Expense
Q4-11 $21 million Non-Operating Expense by Category, as adjusted
Investment Losses/ Net Interest Expense
Investment Gains
$18 million Net Investment Gains

Dividends declared (whole dollars)
50%
56%
53%
48%
44%
48%
$1.68
$2.68
$3.12
$3.12
$4.00
$5.50
2006
2007
2008
2009
2010
2011
Dividend
Payout Ratio (A)

Operating cash flows ($ in billions)

BLACKROCK

Strong 2011 operating cash flow and payout ratio
Notes:
(A) Payout ratio = (dividends + share repurchases) / GAAP net income.
$0.7
$0.6
$1.9
$1.4
$2.5
$2.9
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
2006 2007 2008 2009 2010 Est. 2011
Payout ratio reflects dividend growth and $2.6 billion of buybacks
2011 Operating cash flow exceeded 2010
GAAP as adjusted
For further information and reconciliation between GAAP and as adjusted, see the Company’s Form 10-Qs and
Form 10-Ks.
$0.7
$0.9
$1.5
$1.2
$2.6
$2.7
2/17/06 2/27/07 2/15/08 N/A 2/25/10 2/24/11
Dividend Change
Declared:
157% with $2.5 bn May buyback
Excludes $2.5 bn May buyback

AUM and flows 19

Year-over-year AUM declines driven by equity markets
Q4-10 Compared to Q4-11
$0
($20) billion
Total AUM
Q4-10
$3.561 trillion
Q4-11
$3.513 trillion
5%
3%
8%
4%
17%
26%
13%
3%
12%
9%
Index EQ
iShares EQ
Active EQ
Index FI
iShares FI
Active FI
Multi Asset
Alternatives
Cash
Advisory 6%
3%
7%
3%
18%
25%
12%
4%
14%
8%
$500
Cash AUM
Long-term AUM
Decreasing AUM Increasing AUM
Advisory AUM
(1)
$3,513
($7)
($28)
$15
$3,533
$3,100
$3,200
$3,300
$3,400
$3,500
$3,600
Q4-10 Net New Business Market FX Q4-11
(1)
Amount excludes $28 billion BGI merger-related outflows, outflows  due to manager concentration considerations prior to third quarter 2011 and outflows from scientific active equity performance prior to second quarter 2011.

Sequential AUM growth driven by flows and markets
Q3-11 Compared to Q4-11
$0
$168 billion
Total AUM
Q3-11
$3.345 trillion
Q4-11
$3.513 trillion
6%
3%
7%
4%
19%
24%
12%
4%
13%
8%
Index EQ
iShares EQ
Active EQ
Index FI
iShares FI
Active FI
Multi Asset
Alternatives
Cash
Advisory
6%
3%
7%
3%
18%
25%
12%
4%
14%
8%
$500
Cash AUM
Long-term AUM
Decreasing AUM Increasing AUM
Advisory AUM
$3,513
$3,345
$25
($6)
$149
$3,100
$3,200
$3,300
$3,400
$3,500
$3,600
Q3-11 Net New Business Market FX Q4-11

Appendix 22

$727
$654
$741
$697
$737
$707
$962
$940
$819
$798
$883
$866
$849
$777
$841
$808
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011

$73
$44
$30
$22
$21
$17
$72
$33
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011

BLACKROCK

Quarterly operating income – GAAP and as adjusted
GAAP as adjusted
Operating Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include BGI integration costs, PNC LTIP funding obligation, Merrill Lynch compensation contribution, UK lease exit costs, restructuring charges, and compensation related to appreciation (depreciation) on certain deferred compensation plans
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (e) in the current earnings release, 2010 Form 10-K or 2011 Form 10-Qs.

$469
$463
$537
$670
$582
$578
$521
$558
$423
$432
$551
$657
$568
$619
$595
$555
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011

$46
$31
($14)
$13
$14
($41)
($74)
$3
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011

BLACKROCK

Quarterly net income – GAAP and as adjusted
Net Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include BGI integration costs, PNC LTIP funding obligation, Merrill Lynch compensation contribution, UK lease exit costs, restructuring charges, income tax law changes and a state tax election
GAAP as adjusted
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (e) in the current earnings release, 2010 Form 10-K or 2011 Form 10-Qs.

$2
($6)
($28)
($75)
$78
$39
$18
$20
$15
$14
($24)
($27)
($112)
($79)
($7)
($21)
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011

($8)
$47
($39)
$2
($1)
($3)
$33
($14)
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011

BLACKROCK

GAAP as adjusted
Quarterly non-operating income – GAAP and as adjusted
Non-Operating Income (Expense) ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include net income (loss) attributable to non-controlling interests, and compensation expense related to (appreciation) depreciation on certain deferred compensation plans
For further information and reconciliation between GAAP and as adjusted, see notes (a) through (e) in the current earnings release, 2010 Form 10-K or 2011 Form 10-Qs.

Forward-looking statements
This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations.  Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,”
“pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,”
“remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “may” or similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements.  Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission (“SEC”) reports and those identified elsewhere in this presentation the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions or divestitures; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property and information security protection; (10) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock, Barclays Bank PLC or The PNC Financial
Services Group, Inc.; (11) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (12) the ability to attract and retain highly talented professionals; (13) fluctuations in the carrying value of BlackRock’s economic investments; (14) the impact of changes to tax legislation and, generally, the tax position of the Company; (15) BlackRock’s success in maintaining the distribution of its products; (16) the impact of BlackRock electing to provide support to its products from time to time; and (17) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.